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                                                                   Exhibit 10.17

                        CATALYTICA ENERGY SYSTEMS, INC.
                         STOCKHOLDER RIGHTS AGREEMENT

          This Stockholder Rights Agreement (the "Agreement"), dated as of __________, ___, 2000, is entered into by and among Catalytica Energy Systems, Inc., a Delaware corporation (the "Company"), and the entities listed on Exhibit A attached hereto (collectively, the "Stockholder").

                                R E C I T A L S
                                ----------------

A. The Stockholder and Catalytica, Inc., a Delaware corporation ("Catalytica") are parties to the Investment Agreement (the "Investment Agreement") dated as of June 25, 1997, pursuant to which the Stockholder became a major stockholder in Catalytica.

B. Catalytica entered into the Agreement and Plan of Merger dated as of August 2, 2000,(the "Merger Agreement"), with Synotex Company, Inc. ("Synotex") and Synotex Acquisition Corporation pursuant to which, (i) Catalytica will distribute to its stockholders all of the shares of the Company that it owns, and (ii) Synotex Acquisition Corporation will then merge with and into Catalytica (the "Merger"), resulting in Catalytica becoming a wholly-owned subsidiary of Synotex.

C. As a result of the distribution by Catalytica of its shares of the Company to its stockholders pursuant to the Merger Agreement (the "Distribution"), Stockholder will become a major stockholder in the Company.

D. In order to induce the Stockholder to provide support for the Merger, the Company wishes to enter into this Agreement to afford certain rights and privileges to Stockholder.

     NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1.   Board Representation.  The Company agrees Stockholder shall have
          --------------------
the right, so long as Stockholder, in the aggregate, shall continue to beneficially own more than 5% of the outstanding common stock of the Company, to cause the Company to include one (1) individual, as nominee for the Company's Board of Directors recommended by the Board.

     2.   Registration Rights.
          -------------------

          2.1  Definitions.  The following terms, as used herein, have the
               -----------
following meanings:

               "Affiliate" means, with respect to an entity, any other entity that controls, is controlled by, or is under common control with, such entity.

               "Commission" means the Securities and Exchange Commission.

               "Common Stock" means common stock, par value $0.0005 per share of the Company.
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               "Demand Registration" means a Demand Registration as defined in
Section 2.2.1.

               "Piggyback Registration" means a Piggyback Registration as defined in Section 2.2.2.

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, governmental agency or instrumentality, or any other entity.

               "Registrable Securities" means shares of Common Stock owned from time to time by the Stockholder and Stockholder's Affiliates, and any other securities issued by the Company in exchange for or upon conversion of any such securities.

               "Restricted Securities" means the shares of Class A Common Stock and Class B Common Stock to be purchased by the Stockholder pursuant to the Investment Agreement and any other securities or rights convertible into or exchangeable or exercisable (whether immediately or otherwise) for such shares.

               "Stockholder Group" means the Stockholder and the Stockholder's Affiliates.

               "Total Voting Power" means the aggregate number of votes which may be cast by holders of outstanding Voting Securities.

               "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

               "Voting Securities" means all securities of the Company entitled, in the ordinary course, to vote in the election of Directors of the Company.

               "1933 Act" means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder.

               "1934 Act" means the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder.

          2.2  Registration Rights.
               -------------------

               2.2.1  Demand Registration.
                      -------------------

                      (a) At any time Stockholder may make up to four written requests for registration under the 1933 Act of all or part of its Registrable Securities (a "Demand Registration"); provided that the Company shall not be obligated to effect (i) more than one Demand Registration in any 6-month period or (ii) a Demand Registration for Registrable Securities having an aggregate offering price of less than $15 million. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of

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disposition thereof. A registration will not count as a Demand Registration until a registration statement relating to such Demand Registration has become effective.

                    (b) If Stockholder so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Stockholder shall select the book-running and other managing Underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. The Company shall be obligated to cause senior management of the Company to participate in any "road-show" in connection with the offering.

          2.2.2     Piggyback Registration.  If the Company proposes to file a
                    ----------------------
registration statement under the 1933 Act with respect to an offering of Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or relating solely to securities issued pursuant to any present or future restricted stock, stock option, stock purchase or dividend reinvestment plan or other similar type of plan of the Company which provides for the issuance of equity securities or options or rights to purchase equity securities of the Company, or (ii) for the account of any of its holders of Common Stock, then the Company shall give written notice of such proposed filing to Stockholder as soon as practicable (but in no event less than 15 days before the anticipated filing date), and such notice shall offer, subject to the terms and conditions hereof, Stockholder the opportunity to register such Registrable Securities as Stockholder may request on the same terms and conditions as the Company's or such holders' shares (a "Piggyback Registration").

          2.2.3     Reduction of Offering.  Notwithstanding anything contained
                    ---------------------
herein, if the managing Underwriter or Underwriters of an offering described in
Section 2.2.1 or 2.2.2 shall advise the Company that (i) the size of the offering that Stockholder, the Company and any other Persons intend to make or
(ii) the kind of securities that Stockholder, the Company and such other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected, then (A) if the size of the offering is the basis of such Underwriter's advice, the amount of Registrable Securities to be offered for the account of Stockholder shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that (x) in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Stockholder shall be reduced only after the amount of securities to be offered for the account of the Company and such other Persons has been reduced to zero, and (y) in the case of a Piggyback Registration, if securities are being offered for the account of Persons other than the Company, then the proportion by which the amount of such Registrable Securities intended to be offered for the account of Stockholder is reduced shall not exceed the proportion by which the amount of such securities intended to be offered for the account of such other Persons is reduced; and (B) if the combination of securities to be offered is the basis of such Underwriter's advice, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)), or (y) in the case of a Piggyback Registration, if the actions described in sub-clause (x) of this clause (B) would, in the judgment of the managing Underwriter, be insufficient to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

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          2.3  Registration Procedures.
               -----------------------

               2.3.1     Filings; Information.  Whenever Stockholder requests a
                         --------------------
Demand Registration, the Company will use its best efforts to effect the registration of such Registrable Securities as quickly as practicable, and in connection with any such request:

                         (a)  The Company will as expeditiously as possible
prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days; provided that if the Company shall furnish to Stockholder a certificate signed by its Chairman, Chief Executive Officer or Chief Financial Officer stating that in his or her good faith judgment it would be detrimental or otherwise disadvantageous to the Company or its stockholders for such a registration statement to be filed, or, in the case of an effective registration statement, for sales to be effected thereunder, the Company shall have a period of not more than 90 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.2.1 or, in the case of an effective registration statement, the Company shall be entitled to require Stockholder to refrain from selling Registrable Securities under such registration statement for a period of up to 90 days; provided further that, in the case of a registration statement to be filed, the Company shall be entitled to only one 90 day delay in any 360 day period, and, in the case of an effective registration statement, the Company shall be entitled to require Stockholder to refrain from selling Registrable Securities under such Registration Statement for an aggregate of 90 days in any 360 day period. If the Company furnishes a notice under this paragraph at a time when a registration statement filed pursuant to this Agreement is effective, the Company shall extend the period during which such registration statement shall be maintained effective as provided in this Section 2.3.1(a) hereof by the number of days during the period from and including the date of the giving of notice under this paragraph to the date when sales under the registration statement may recommence.

                         (b)  The Company will, if requested, prior to filing
such registration statement or any amendment or supplement thereto, furnish to Stockholder and each managing Underwriter, if any, copies thereof, and thereafter furnish to Stockholder and each such Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as Stockholder or such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

                         (c)  After the filing of the registration statement,
the Company will promptly notify Stockholder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and take all necessary actions required to prevent the entry of such stop order or to remove it if entered.

                         (d)  The Company will use its reasonable best efforts
to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such

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jurisdictions in the United States as Stockholder reasonably (in light of
Stockholder's intended plan of distribution) requests; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d),
(ii) subject itself to taxation in any such jurisdiction or (iii) generally consent to service of process in any such jurisdiction.

                         (e)  The Company shall, as promptly as practicable,
notify Stockholder, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such registration statement or prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such registration statement or prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to Stockholder and to the Underwriters any such supplement or amendment. Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, Stockholder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, Stockholder will deliver to the Company all copies, other than permanent file copies then in Stockholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in
Section 2.3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to Stockholder such supplemented or amended prospectus.

                         (f)  The Company will enter into customary agreements
(including an underwriting agreement in customary form and satisfactory in form and substance to the Company in its reasonable judgment) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

                         (g)  The Company will furnish to Stockholder and to
each managing Underwriter, if any, a signed counterpart, addressed to Stockholder and each Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered to such parties.

                         (h)  The Company will make generally available to its
securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act.

                         (i)  The Company will use its best efforts to cause all
such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                                       5
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     The Company may require Stockholder promptly to furnish in writing to the
Company such information regarding Stockholder, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

               2.3.2     Registration Expenses.  In connection with any Demand
                         ---------------------
Registration or Piggyback Registration, the Company shall pay the following expenses incurred in connection with such registration (the "Registration Expenses"): (i) all filing fees with the Commission and the National Association of Securities Dealers, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the fees and expenses incurred in connection with the listing of the Registrable Securities, (v) fees and expenses of counsel and independent certified public accountants for the Company (including the expenses of any comfort letters pursuant to Section 2.3.1(g) hereof) and (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. The Stockholder shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable
Securities of the Stockholder.   The Company shall pay (i) internal Company
expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and (ii) the reasonable out-of-pocket expenses of Stockholder (excluding the fees and expenses of counsel to Stockholder).

          2.4  Indemnification and Contribution.
               --------------------------------

               2.4.1     Indemnification by the Company.  The Company agrees to
                         ------------------------------
indemnify and hold harmless Stockholder, its officers and directors, and each Person, if any, who controls Stockholder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus (including documents incorporated by reference therein), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of Stockholder expressly for use therein; provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of Stockholder if a copy of the then current prospectus was not provided to purchaser at or prior to the time of such purchase and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability or for any sales occurring during the period in which the Company is not required to keep the registration statement effective as provided in Section 2.3.1(a) or after the Company has informed Stockholder under Section 2.3.1(e) and prior to the delivery by the Company of any supplement or amendment to such prospectus. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of Stockholder provided in this
Section 2.4.1.

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

          2.4.2     Indemnification by Stockholder.  Stockholder agrees to
                    ------------------------------
indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to Stockholder, but only with reference to information furnished in writing by or on behalf of Stockholder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Stockholder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 2.4.2.

          2.4.3     Conduct of Indemnification Proceedings.  In case any
                    --------------------------------------
proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 2.4.1 or 2.4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would, in the opinion of counsel reasonably acceptable to the Indemnifying Party, be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          2.4.4     Contribution.  If the indemnification provided for in this
                    ------------
Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Stockholder from the offering of the securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and Stockholder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits

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received by the Company and Stockholder shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by each of the Company and Stockholder, in each case as set forth in the table on the cover page of the prospectus, bear to the aggregate public offering price of the securities. The relative fault of the Company and Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 2.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          2.5  Miscellaneous.
               -------------

               2.5.1  Participations in Underwritten Registrations. No Person
                      --------------------------------------------
may participate in any underwritten registered offering contemplated hereunder unless such Person (A) agrees to sell its securities on the basis provided in any underwriting arrangements and (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

               2.5.2  Rule 144.  The Company covenants that it will use best
                      --------
efforts to file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it will take such further action as Stockholder may reasonably request, all to the extent required from time to time to enable Stockholder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of Stockholder, the Company will deliver to Stockholder a written statement as to whether it has complied with such requirements.

               2.5.3  Holdback Agreements.
                      -------------------

                      (a) Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, from the date of filing of a registration statement relating to the sale of Registrable Securities through the 90 day period beginning on the date of the first sale of

Registrable Securities pursuant to the registration statement other than the Registrable Securities to be sold pursuant to such registration statement.

                      (b) The Company agrees not to offer, sell, contract to sell or otherwise dispose of any securities similar to the Registrable Securities to be sold pursuant hereto, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90 day period beginning on, the effective date of any registration statement registering the Registrable Securities other than any shares of Common Stock sold upon the exercise of an option or warrant or the conversion of a security outstanding at such date or pursuant to any Company stock option plan or issued by the Company as consideration for an acquisition.

               2.5.4  Termination of Company Obligation. All registration rights
                      ---------------------------------
provided hereunder shall terminate at such time as Stockholder holds less than 5% of the outstanding common stock and is able to sell all of its Registrable Securities without registration under the 1933 Act during any single three month period.

               2.5.5  No Transfer or Assignment of Registration Rights.  The
                      ------------------------------------------------
registration rights set forth in this Agreement shall not be transferable or assignable by the Stockholder except:

                      (a) to an Affiliate or partner of such Stockholder; provided that such Affiliate or partner who would beneficially own Voting Securities representing in the aggregate 5% or more of Total Voting Power agrees in writing to be bound by the terms of the Investment Agreement;

                      (b) to any Person who, after giving effect to such sale, pledge, encumbrance or transfer, would beneficially own Voting Securities representing in the aggregate 10% or less of Total Voting Power (except for an institutional investor which may own up to 20% of the Total Voting Power);

                      (c) pursuant to a firm commitment, underwritten distribution to the public, registered under the 1933 Act in accordance with the registration rights set forth in this Section 2.2, in which the Stockholder Group uses its reasonable best efforts to effect as wide a distribution of such Restricted Securities as is reasonably practicable;

                      (d) pursuant to Rule 144 under the 1933 Act in compliance with the provisions of Section 2.5.5(b);

                      (e) pursuant to a tender or exchange offer made (i) by the Company or (ii) to the Company's stockholders and not opposed by the Company,s Board of Directors; or

                      (f) with the prior written consent of the Company, which consent shall not be unreasonably withheld.

               2.5.6 Effectiveness. This Agreement will become effective upon the effectiveness of the Distribution. If the Distribution is not consummated for any reason, this Agreement shall have no force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
                         CATALYTICA ENERGY SYSTEMS, INC.

                         By:_______________________________
                         Name: Craig N. Kitchen
                         Title: President and Chief Executive Officer

                         MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                         By: MSCP III, L.P.
                             its General Partner
                         By: Morgan Stanley Capital Partners III, Inc.,
                             its General Partner

                         By:_______________________________
                         Name: Alan E. Goldberg
                         Title: Managing Director

                         By:_______________________________
                         Name: Lawrence B. Sorrel
                         Title: Managing Director

                         MORGAN STANLEY CAPITAL INVESTORS, L.P.

                         By: MSCP III, L.P.
                             its General Partner
                         By: Morgan Stanley Capital Partners III, Inc.,
                             its General Partner

               [SIGNATURE PAGE TO STOCKHOLDER RIGHTS AGREEMENT]

                         By:_______________________________
                         Name: Alan E. Goldberg
                         Title: Managing Director

                         By:_______________________________
                         Name: Lawrence B. Sorrel
                         Title: Managing Director

                         MSCP III 892 INVESTORS, L.P.

                         By: MSCP III, L.P.,
                             its General Partner
                         By: Morgan Stanley Capital Partners III, Inc.,
                             its General Partner

                         By:_______________________________
                         Name: Alan E. Goldberg
                         Title: Managing Director

                         By:_______________________________
                         Name: Lawrence B. Sorrel
                         Title: Managing Director


               [SIGNATURE PAGE TO STOCKHOLDER RIGHTS AGREEMENT]

                                   EXHIBIT A

                            SCHEDULE OF STOCKHOLDER



Morgan Stanley Capital Partners III, L.P.


MSCP III 892 Investors L.P.


Morgan Stanley Capital Investors, L.P.